Exhibit 99.1

ZixCorp Sets Record in Total Orders for First Half of 2015

Revenue and earnings per share meet quarterly guidance

DALLAS — July 21, 2015 — Zix Corporation (ZixCorp), (Nasdaq: ZIXI), a leader in email data protection, today announced financial results for the second quarter ended June 30, 2015.

Second Quarter 2015 Financial Highlights

•	Ending backlog of $73.9 million, an increase of 8.1% year-over-year and the Company’s 13th consecutive quarterly record in backlog

•	Total orders of $17.4 million, an increase of 10.6% year-over-year

•	New first year orders of $2.5 million, an increase of 5.5% year-over-year

•	Revenue of $13.3 million, an increase of 5.4% year-over-year

•	GAAP net income of $0.02 per share, an increase of 16.3% year-over-year (1)

•	Non-GAAP adjusted net income of $0.04 per share, an increase of 0.9% year-over-year (1) (3)

•	Cash flow from operations was approximately $3.0 million, a decrease of $1.1 million year-over-year, due to normal timing of cash receipts on the statement of cash flows

•	Cash and cash equivalents totaled $28.0 million at June 30, 2015, an increase of $1.8 million from the June 30, 2014, balance

“Our first half of 2015 was a great start to the year,” said Rick Spurr, ZixCorp’s Chief Executive Officer. “Our sales teams delivered a record level of total orders for the first half, resulting in another record backlog at quarter end and providing a healthy outlook for our company. Building on this success is the increasing demand for our DLP and BYOD products and the excitement around our recent partnership with Cisco.”

Second Quarter 2015 Corporate Financial Summary and Other Operational Metrics

$ in Millions, except per share and % data	Q2 2015	Q2 2014	% or $ Change (1)
Revenue	$13.3	$12.6	5.4%
GAAP Gross Profit	$10.9	$10.6	2.7%
GAAP Net Income	$1.1	$1.0	14.1%
GAAP Net Income Per Share – Diluted	$0.02	$0.02	16.3%
Non-GAAP Adjusted Gross Profit(2)	$10.9	$10.6	2.7%
Non-GAAP Adjusted Net Income (2)	$2.2	$2.2	(0.9)%
Non-GAAP Adjusted Net Income Per Share-Diluted (2)	$0.04	$0.04	0.9%
Adjusted EBITDA (2) (3)	$2.8	$2.7	6.4%
Adjusted EBITDA Margin (2) (3)	21.3%	21.1%	0.2pt
New First Year Orders	$2.5	$2.4	5.5%

Total Orders	$17.4	$15.7	10.6%

Bookings Backlog (4)	$73.9	$68.4	8.1%

(1)	Changes are based on actual financial results versus numbers shown in the table which may reflect rounding
(2)	A reconciliation of GAAP to Non-GAAP adjusted results is attached to this press release and is available on our investor relations Web site at http://investor.zixcorp.com
(3)	Adjusted earnings before interest, taxes, depreciation and amortization
(4)	Service contract commitments that represent future revenue to be recognized as the services are provided

Business Highlights

•	As previously disclosed, ZixCorp’s board of directors approved a share repurchase program in May that enables the company to purchase up to $15 million of its shares of common stock from time to time in the open market or in block purchase transactions. The share repurchase program is scheduled to expire on Oct. 31, 2015.

•	The first of two products to be released in 2015 as part of ZixCorp’s new partnership with Cisco was made available through the Cisco sales and reseller channels at the end of June 2015.

•	ZixCorp is in the final stages of negotiating a “go-to-market” referral agreement with a major U.S. information technology vendor.

Outlook

For the third quarter 2015, the Company forecasts revenue to be between $13.6 million and $13.9 million and Non-GAAP fully diluted adjusted earnings per share to be between $0.04 and $0.05. For the full-year 2015, the Company reaffirms previously issued revenue guidance of $54 million to $56 million and fully diluted Non-GAAP adjusted earnings per share of $0.19 to $0.21.

Conference Call Information

The Company will discuss its financial results and outlook on a conference call on Tuesday, July 21, 2015, at 5 p.m. ET. A live webcast of the conference call will be available on our investor relations Web site at http://investor.zixcorp.com. Alternatively, participants can access the conference call by dialing 1-855-853-6940 (U.S. toll-free) or 1-720-634-2906 (international) at least 15 minutes before the call and entering access code 75476822. An audio replay of the conference will be available until July 28, 2015, by dialing 1-855-859-2056 (U.S. toll-free) or 1-404-537-3406 (international) and entering the access code 75476822. An archive for the webcast will also be available on the ZixCorp investor relations Web site.

About Zix Corporation

ZixCorp is a leader in email data protection. ZixCorp offers industry-leading email encryption, a unique email DLP solution and an innovative email BYOD solution to meet your company’s data protection and compliance needs. ZixCorp is trusted by the nation’s most influential institutions in healthcare, finance and government for easy to use secure email solutions. ZixCorp is publicly traded on the Nasdaq Global Market under the symbol ZIXI, and its headquarters are in Dallas, Texas. For more information, visit www.zixcorp.com.

SOURCE Zix Corporation

ZixCorp Contacts

Investor Relations	Public Relations
Todd Kehrli or Jim Byers	Taylor Stansbury Johnson
(323) 468-2300	(214) 370-2134
zixi@mkr-group.com	tjohnson@zixcorp.com

Statements in this release that are not purely historical facts or that necessarily depend upon future events, including statements about forecasts of sales, revenue or earnings, or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to ZixCorp on the date this release was issued. ZixCorp undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to market acceptance of new ZixCorp solutions and how privacy and data security laws may affect demand for ZixCorp email data protection solutions. ZixCorp may not succeed in addressing these and other risks. Further information regarding factors that could affect ZixCorp financial and other results can be found in the risk factors section of ZixCorp’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission.

ZIX CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30, 2015 (unaudited)	December 31, 2014
ASSETS
Current assets:
Cash and cash equivalents	$27,974,000	$21,685,000
Receivables, net	1,259,000	1,452,000
Prepaid and other current assets	2,361,000	2,372,000
Deferred tax assets	1,324,000	1,763,000

Total current assets	32,918,000	27,272,000
Property and equipment, net	4,595,000	4,399,000
Goodwill	2,161,000	2,161,000
Deferred tax assets	49,278,000	49,892,000

Total assets	$88,952,000	$83,724,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$3,689,000	$3,436,000
Deferred revenue	21,159,000	21,587,000

Total current liabilities	24,848,000	25,023,000
Long-term liabilities:
Deferred revenue	1,107,000	898,000
Deferred rent	1,479,000	1,533,000

Total long-term liabilities	2,586,000	2,431,000

Total liabilities	27,434,000	27,454,000
Total stockholders’ equity	61,518,000	56,270,000

Total liabilities and stockholders’ equity	$88,952,000	$83,724,000

ZIX CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Revenue	$13,302,000	$12,615,000	$26,375,000	$24,777,000

Cost of revenue	2,429,000	2,032,000	4,642,000	4,057,000

Gross profit	10,873,000	10,583,000	21,733,000	20,720,000
Operating expenses:
Research and development	2,094,000	2,218,000	4,199,000	4,419,000
Selling, general and administrative	7,046,000	6,778,000	13,961,000	13,067,000

Total operating expenses	9,140,000	8,996,000	18,160,000	17,486,000

Operating income	1,733,000	1,587,000	3,573,000	3,234,000
Operating margin	13%	13%	14%	13%

Other income, net	29,000	12,000	52,000	74,000

Income before income taxes	1,762,000	1,599,000	3,625,000	3,308,000
Income tax benefit (expense)	(647,000)	(622,000)	(1,334,000)	(1,272,000)

Net income	$1,115,000	$977,000	$2,291,000	$2,036,000

Basic income per common share:	$0.02	$0.02	$0.04	$0.03

Diluted income per common share:	$0.02	$0.02	$0.04	$0.03

Shares used in per share calculation - basic	57,146,014	58,565,002	56,822,953	58,967,904

Shares used in per share calculation - diluted	58,373,407	59,466,867	57,886,307	60,176,977

ZIX CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Six Months Ended June 30,
	2015	2014
Operating activities:
Net income	$2,291,000	$2,036,000
Non-cash items in net income	2,937,000	2,772,000
Changes in operating assets and liabilities	337,000	1,032,000

Net cash provided by operating activities	5,565,000	5,840,000

Investing activities:
Purchases of property and equipment	(1,400,000)	(857,000)

Net cash used in investing activities	(1,400,000)	(857,000)

Financing activities:
Proceeds from exercise of stock options	3,642,000	62,000
Purchase of Treasury Stock	(1,518,000)	(6,403,000)

Net cash used in financing activities	2,124,000	(6,341,000)

Increase (Decrease) in cash and cash equivalents	6,289,000	(1,358,000)
Cash and cash equivalents, beginning of period	21,685,000	27,518,000

Cash and cash equivalents, end of period	$27,974,000	$26,160,000

ZIX CORPORATION

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(Unaudited)

			Three Months Ended June 30,		Six Months Ended June 30,
			2015	2014	2015	2014
Revenue:
GAAP revenue			$13,302,000	$12,615,000	$26,375,000	$24,777,000

Cost of revenue
GAAP cost of revenue			$2,429,000	$2,032,000	$4,642,000	$4,057,000
Stock-based compensation charges (1)	(A)		(47,000)	(49,000)	(98,000)	(101,000)

Non-GAAP adjusted cost of revenue			$2,382,000	$1,983,000	$4,544,000	$3,956,000

Gross profit:
GAAP gross profit			$10,873,000	$10,583,000	$21,733,000	$20,720,000
Stock-based compensation charges (1)	(A)		47,000	49,000	98,000	101,000

Non-GAAP adjusted gross profit			$10,920,000	$10,632,000	$21,831,000	$20,821,000

Research and development expense
GAAP research and development expense			$2,094,000	$2,218,000	$4,199,000	$4,419,000
Stock-based compensation charges (1)	(A)		(61,000)	(64,000)	(127,000)	(124,000)

Non-GAAP adjusted research and development expense			$2,033,000	$2,154,000	$4,072,000	$4,295,000

Selling and marketing expense
GAAP selling and marketing expense			$4,859,000	$4,713,000	$9,653,000	$8,930,000
Stock-based compensation charges (1)	(A)		(123,000)	(150,000)	(274,000)	(294,000)

Non-GAAP adjusted selling and marketing expense			$4,736,000	$4,563,000	$9,379,000	$8,636,000

General and administrative expense
GAAP general and administrative expense			$2,187,000	$2,065,000	$4,308,000	$4,137,000
Stock-based compensation charges (1)	(A)		(134,000)	(173,000)	(334,000)	(398,000)
Non-recurring consulting and legal costs (2)	(B)		(163,000)	(236,000)	(329,000)	(269,000)

Non-GAAP adjusted general and administrative expense			$1,890,000	$1,656,000	$3,645,000	$3,470,000

Operating income:
GAAP operating income			$1,733,000	$1,587,000	$3,573,000	$3,234,000
Stock-based compensation charges (1)	(A)		365,000	436,000	833,000	917,000
Non-recurring litigation costs (2)	(B)		163,000	236,000	329,000	269,000

Non-GAAP adjusted operating income			$2,261,000	$2,259,000	$4,735,000	$4,420,000

Adjusted Operating Margin			17.0%	17.9%	18.0%	17.8%

Net income:
GAAP net income			$1,115,000	$977,000	$2,291,000	$2,036,000
Stock-based compensation charges (1)	(A)		365,000	436,000	833,000	917,000
Non-recurring consulting and legal costs (2)	(B)		163,000	236,000	329,000	269,000
Income tax impact	(C)		511,000	525,000	1,054,000	1,061,000

Non-GAAP adjusted net income			$2,154,000	$2,174,000	$4,507,000	$4,283,000

Diluted net income per common share:
GAAP net income			$0.02	$0.02	$0.04	$0.03
Adjustments per share	(A-C)		$0.02	$0.02	$0.04	$0.04

Non-GAAP adjusted net income			$0.04	$0.04	$0.08	$0.07

Shares used to compute Non-GAAP adjusted net income per share - diluted			58,373,407	59,466,867	57,886,307	60,176,977

Reconciliation of Net income to EBITDA and Adjusted EBITDA:	(D)
Net income			$1,115,000	$977,000	$2,291,000	$2,036,000
Income tax provision			647,000	622,000	1,334,000	1,272,000
Interest expense			—	—	—	—
Depreciation expense			547,000	395,000	1,052,000	794,000

EBITDA			2,309,000	1,994,000	4,677,000	4,102,000

Adjustments:
Share-based compensation expense	(A	)	365,000	436,000	833,000	917,000
Non-recurring litigation costs	(B	)	163,000	236,000	329,000	269,000

Adjusted EBITDA			$2,837,000	$2,666,000	$5,839,000	$5,288,000

Adjusted EBITDA margin			21.3%	21.1%	22.1%	21.3%

(1) Stock-based compensation charges are included as follows:
Cost of revenues			$47,000	$49,000	$98,000	$101,000
Research and development			61,000	64,000	127,000	124,000
Selling and marketing			123,000	150,000	274,000	294,000
General and administrative			134,000	173,000	334,000	398,000

			$365,000	$436,000	$833,000	$917,000

(2) Non-recurring litigation costs are included as follows:
General and administrative			163,000	236,000	329,000	269,000

			$163,000	$236,000	$329,000	$269,000

This presentation includes Non-GAAP measures. Our Non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations of these measures, see Notes to Reconcilation of GAAP to Non-GAAP Financial Measures on the next page.

ZIX CORPORATION

NOTES TO RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

USE OF NON-GAAP FINANCIAL INFORMATION

The Company occasionally utilizes financial measures and terms not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) in order to provide investors with an alternative method for assessing our operating results in a manner that enables investors to more thoroughly evaluate our current performance as compared to past performance. We also believe these Non-GAAP measures provide investors with a more informed baseline for modeling the Company’s future financial performance. Management uses these Non-GAAP financial measures to make operational and investment decisions, to evaluate the Company’s performance, to forecast and to determine compensation. Further, management utilizes these performance measures for purposes of comparison with its business plan and individual operating budgets and allocation of resources. We believe that our investors should have access to, and that we are obligated to provide, the same set of tools that we use in analyzing our results. These Non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. We have provided definitions below for certain Non-GAAP financial measures, together with an explanation of why management uses these measures and why management believes that these Non-GAAP financial measures are useful to investors. In addition, in our earnings release we have provided tables to reconcile the Non-GAAP financial measures utilized to GAAP financial measures.

ADJUSTED NON-GAAP MEASURES

Our Non-GAAP measures adjust GAAP Cost of revenue, Gross profit, Research and development expense, Selling and marketing expense, General and administrative expense, Operating income, Net income, Net income per share - diluted, and EBITDA for non-cash stock-based compensation expense, and non-recurring litigation expense to derive Non-GAAP adjusted Cost of revenue, adjusted Gross profit, adjusted Research and development expense, adjusted Selling and marketing expense, adjusted General and administrative expense, adjusted Operating income, adjusted Net income, adjusted Net income per share - diluted and adjusted EBITDA. We provide a reconciliation of these adjusted Non-GAAP measures to GAAP Gross profit, Operating income, Net income, Net income per share - diluted and EBITDA.

We do not provide a reconciliation of forward-looking adjusted Non-GAAP earnings per share to GAAP earnings per share. Our forward-looking adjusted Non-GAAP earnings per share information consistently excludes non-cash stock-based compensation expense. Additionally, the adjusted Non-GAAP earnings per share will consistently exclude non-recurring items that impact our ongoing business. See items (A) through (C) below for further information on the current quarter’s reconciling items.

Items (A) through (D) on the “Reconciliation of GAAP to Non-GAAP Financial Measures” table are listed to the right of certain categories under “Gross profit,” “Operating income,” “Net income,” “Net income per share - diluted” and “EBITDA” and correspond to the categories explained in further detail below under (A) through (D).

(A) Non-cash stock-based compensation charges relating to stock option grants, restricted stock, and restricted stock units awarded to and accounted for in accordance with Share-Based Payment accounting guidance. See (1) on previous page for breakdown of stock-based compensation. Because of varying valuation methodologies, subjective assumptions and varying award types, the Company believes that the exclusion of stock-based compensation charges provides for more accurate comparisons to our peer companies and for a more accurate comparison of our financial results to previous periods. Additionally, the Company believes it is useful to investors to understand the specific impact of non-cash stock-based compensation charges on our operating results.

(B) Non-recurring litigation costs. See item (2) on previous page for breakdown of non-recurring litigation costs. The Company’s management excludes these costs when evaluating its ongoing performance and/or predicting its earnings trends and therefore excludes these charges on our adjusted operating results.

(C) The Non-GAAP adjustment to the tax provision represents the non-cash tax expense included in the GAAP tax provision, including the current period utilization of deferred tax assets created in previous periods. The remaining provision for income taxes represents expected cash taxes to be paid.

(D) EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA adds back stock-based compensation charges and non-recurring litigation expenses.